Exhibit 99.2

MANAGEMENT SERVICES AGREEMENT

This Management Services Agreement (this “Agreement”) is entered into by and between E-Waste Systems Inc, (“EWSI”) and Shanghai YaZhuo Jiudian Guanli (“YaZhuo”) as of March 26, 2013 in Shanghai, the People’s Republic of China (the “PRC” or “China”). EWSI and YaZhuo are each referred to in this Agreement as a “Party” and collectively as the “Parties”.

RECITALS

a)  EWSI, a company incorporated in the United States, has expertise in management of reverse logistic service and technology.

b)   YaZhuo is  a  company incorporated in  the  PRC, and  is  engaged in  the  business development regarding hospitality management, with a focus on the research and development of environmental friendly technologies, goods and services (the “Business”).

c)    The Parties desire that EWSI shall provide Management and other relevant services relating to the Business to YaZhuo.

NOW THEREFORE, to set forth the terms and conditions under which EWSI shall provide Management and other related services to YaZhuo, the Parties agree as follows:

1.    DEFINITIONS

1.1  In this Agreement the terms shall have the following meanings:

“Affiliate”, with respect to any Person (as defined below), shall mean any other Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, “control” shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether ownership of securities or partnership or other ownership interests, by contract or otherwise);

“Management Services Fee” shall be as defined in Clause 3.1;

“Indebtedness” shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money for the deferred purchase price of property or services, (ii) the face amount of all letters of credit issued for the amount of such Person and all drafts drawn thereunder, (iii) all liabilities secured by any Lien (as defined below) on any property owned by such Person, whether or not such liabilities have been assumed by such Person, (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee and (v) all contingent obligations (including, without limitation, all guarantees to third parties) of such Person;

“Lien” shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under recording or notice statute, and any lease having substantially the same effect as any of the foregoing);

“Person” shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization, entity or other organization or any government body; and

“Services” means the services to be provided under the Agreement by EWSI to YaZhuo, as more specifically described in Clause 2 here attached.

1.2  The headings in this Agreement shall not affect the interpretation of this Agreement.

2.      RETENTION AND SCOPE OF SERVICES

2.1 YaZhuo hereby agrees to retain the Services of EWSI, and EWSI accepts such retention, to provide YaZhuo with the Services in relation to the current and proposed operations of YaZhuo’s Business in the PRC pursuant to the terms and conditions of this Agreement. The Services subject to this Agreement shall include without limitation:

(a)  General business operation.

(i) Provide general advice and assistance relating to the management and operation of the Business of YaZhuo.

(b)  Human resources

(i)  Provide general  advice  and  assistance in  relation to  the  staffing of  YaZhuo, including assistance in  the recruitment, employment and management of management personnel, administrative personnel and staff of YaZhuo;

(ii) Provide training of management, staff and administrative personnel; and

(iii) Assist YaZhuo in establishing an efficient payroll management system.

(c)  Business development.

(i)  Provide advice and assistance in business growth and development of YaZhuo.

(d)  Other.

(i)  Such other advice and assistance as may be agreed upon by the Parties.

2.2  Exclusive services provider. During the term of this Agreement, EWSI shall be the exclusive provider of the Services. YaZhuo shall not seek or accept similar services from other providers unless the prior written approval is obtained from EWSI.

2.3  Intellectual  property  rights  related  to  the  Services.  EWSI  shall  own  all  intellectual  property  rights developed or discovered through research and development, in the course of providing Services, or derived from the provision of the Services. Such intellectual property rights shall include patents, trademarks, trade names, copyrights, patent application rights, copyright and trademark application rights, research and technical documents and materials, and other related intellectual property rights including the right to license or transfer such intellectual property rights. If YaZhuo requires the use of EWSI’s intellectual property rights, EWSI agrees to grant such intellectual property rights to YaZhuo on terms and conditions to be set forth in a separate agreement.

2.4  Pledge. YaZhuo shall permit and cause the shareholders of YaZhuo to pledge their equity interests in YaZhuo to EWSI or any party designated by EWSI in writing for securing the Management Services Fee (as defined below) as required pursuant to this Agreement.

3.      PAYMENT

3.1  General

(a)
In  consideration of  the  Services  provided  by  EWSI  hereunder,  YaZhuo  shall  pay  to  EWSI  a management services fee (the “Management Services Fee”) during the term of this Agreement, payable each quarter, equivalent to all of its net income for such quarter based on the quarterly financial statements provided under Clause 5.1 below. Such amount shall be paid in cash to the extent determined by the parties to be prudent and with due consideration to the cash requirements of the business.  Any amounts not able to be immediately paid out hereunder shall be accrued and paid as funds become available. Such amounts as are deemed immediately payable  shall be paid within fifteen (15) days after receipt by EWSI of the financial statements referenced above.

(b)
YaZhuo will permit, from time to time during regular business hours as reasonably requested by EWSI, its agents or representatives (including independent public accountants, which may be YaZhuo’s independent public accountants), (i) to conduct periodic audits of the financial books and records of YaZhuo, (ii) to examine and make copies and abstracts from all books, records and documents (including without limitation, computer tapes and disks) in the possession or under the control of YaZhuo, (iii) to visit the offices and properties of YaZhuo for the purpose of examining such materials described in Item (ii) above, and (iv) to discuss matters relating to the performance by YaZhuo hereunder with any of the officers or employee of YaZhuo having knowledge of such matters. EWSI may exercise the audit rights described herein at any time, provided that  EWSI provides a ten (10)-day written notice to YaZhuo specifying the scope, purpose and duration of such audit. All such audits shall be conducted in such a manner as not to interfere with YaZhuo’s normal operations.

3.2  YaZhuo shall not be entitled to set off any amount it may claim that is owed to it by EWSI against any Management Services Fee payable by YaZhuo to EWSI unless YaZhuo obtains EWSI’s prior written consent.

3.3  The Management Services Fee shall be paid promptly by telegraphic transfer or other means to EWSI’s bank account or to such other account or accounts as may be specified in writing from time to time by EWSI.

3.4  Should YaZhuo fail to pay all or any part of the Management Services Fee to EWSI under this Clause 3 within the time limits stipulated, YaZhuo shall pay to EWSI interest for the amount overdue based on the three (3)-month lending rate for commercial loans published by the People’s Bank of China on the relevant due date.

3.5 All payments to be made by YaZhuo hereunder shall be made free and clear and without any consideration of tax deduction, unless YaZhuo is required to make such payment subject to the deduction or withholding of tax.

3.6  In addition to the Management Services Fee mentioned above, YaZhuo agrees to reimburse EWSI for all necessary expenses related to the performance of this Agreement, including but not limited to, travel expenses, expert fees, printing fees and mail costs.

3.7 YaZhuo also agrees to reimburse EWSI for taxes (not including income tax), customs and other expenditures related to EWSI’s performance of this Agreement.

4.      FURTHER TERMS OF COOPERATION

All business revenue of YaZhuo shall be directed in full by YaZhuo into the bank account(s) approved by EWSI.  EWSI shall have the irrevocable right, at its sole discretion, to consolidate all financial statements of YaZhou with those of EWSI, including but not limited to Profit and Loss, Balance Sheet and Cash Flow.

5.      UNDERTAKINGS OF YAZHUO

YaZhuo hereby agrees that, during the term of this Agreement:

5.1  Information covenants. YaZhuo shall provide EWSI with the following (Unless otherwise expressly provided herein all financial information shall be prepared and provided in accordance with generally accepted accounting principles  of the United States consistently applied (US-GAAP) :

5.1.1     Preliminary monthly reports. Within five (5) days after the end of each calendar month the preliminary income statements and balance sheets of YaZhuo made up to as of the end of such calendar month.

5.1.2      Final monthly reports. Within ten (10) days after the end of each calendar month, a final report from YaZhuo on the financial and business operations of YaZhuo as of the end of such calendar month, setting forth the comparison of financial and operation figures for the corresponding period in the preceding financial year.

5.1.3      Quarterly reports. As soon as available and in any event within forty-five (45) days after each Quarterly Period (as defined below), unaudited consolidated and consolidating statements of income, retained earnings and changes in financial positions of YaZhuo and its subsidiaries for such Quarterly Period, and for the period from the beginning of the relevant fiscal year to such Quarterly Period, setting forth in each case the actual versus budgeted comparisons and a comparison of the corresponding consolidated and consolidating figures for the corresponding period in the preceding fiscal year, accompanied by a certificate of YaZhuo’s Chief Financial Officer, and such certificate shall state that the said financial statement fairly represent the consolidated and consolidating financial conditions and results of operations, as the case may be, of YaZhuo and its subsidiaries, in accordance with US-GAAP for such period (subject to normal year-end audit adjustments and the preparation of notes for the audited financial statements). For the purpose of this Agreement, a “Quarterly Period” shall mean the last day of March, June, September and December of each year, the first of which shall be the first Quarterly Period following the date of this Agreement; provided that if any such Quarterly Period is not a business day, then such Quarterly Period shall be the next succeeding business day.

5.1.4      Annual audited accounts. Within three (3) months after the end of each financial year, YaZhuo’s annual audited accounts (setting forth in each case the comparison of the corresponding figures for the preceding financial year), shall be prepared.

5.1.5     Budgets. At least ninety (90) days prior to the beginning of each fiscal year of YaZhuo, YaZhuo shall prepare a budget in a form satisfactory to EWSI (including budgeted statements of income and sources and uses of cash and balance sheets) for each of the four quarters of the succeeding fiscal year accompanied by the statement of YaZhuo’s Chief Financial Officer, to the effect that, to the best of his/her knowledge, the budget is a reasonable estimate for the corresponding period.

5.1.6    Notice of litigation. YaZhuo shall notify EWSI, within one (1) business day of obtaining the knowledge thereof, of (i) any litigation or governmental proceeding pending against YaZhuo and (ii) any other event which is likely to have a material adverse effect on the business, operations, properties, assets, conditions or prospects of YaZhuo.

5.1.7      Other information. From time to  time, such other information or  documents as  EWSI may reasonably request.

5.2  Books, records and inspections. YaZhuo shall keep accurate books and records of its business activities and transactions in accordance with US-GAAP and all other legal requirements.  During an appropriate time and within a reasonable scope requested by EWSI from time to time, YaZhuo will permit EWSI’s officers and designated representatives to visit the premises of YaZhuo and to inspect, under the guidance of YaZhuo’s officers, YaZhuo’s books and records, and to discuss the affairs, finances and accounts of YaZhuo.

5.3  Corporate franchises. YaZhuo will do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and maintain its material rights and licenses.

5.4  Compliance with laws. YaZhuo shall abide by all applicable laws, regulations and orders of all relevant governmental administration, including but not limited to United States Foreign Corrupt Practices Act, in respect to its business and the ownership of its property, including without limitation, maintenance of valid and proper governmental approvals and licenses necessary to provide the services, unless such noncompliance will not, in the aggregate, have a material adverse effect on the business, operations, properties, assets, conditions or prospects of YaZhuo.

6.      NEGATIVE COVENANTS

YaZhuo covenants and agrees that, during the term of this Agreement, without the prior written consent of EWSI:

6.1  Equity. YaZhuo will not issue, purchase or redeem any equity or debt, or equity or debt securities of YaZhuo.

6.2  Liens. YaZhuo will not create, incur, assume or suffer to exist any Lien upon or with respect to any property or  asset (real or  personal, tangible or  intangible) of  YaZhuo whether existing or  hereafter acquired, provided that the provisions of this Clause 6.2 shall not prevent the creation, incurrence, assumption or existence of:

6.2.1     Liens for taxes not yet due, or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established; and

6.2.2     Liens in respect to YaZhuo’s property or assets imposed by law, which were incurred in the ordinary course of business, and (i) which do not in the aggregate. Materially detract from the value of YaZhuo’s business or (ii) which are being contested in good faith by appropriate proceedings and proceedings which have the effect of preventing the forfeiture or sale of the property of assets subject to any such Lien.

6.3  Consolidation, merger, sale of assets and etc. YaZhuo will not wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person, except that (i) YaZhuo may sell inventory in the ordinary course of business and (ii) YaZhuo may sell equipment which is uneconomic or obsolete, in the ordinary course of business.

6.4  Dividends. YaZhuo will not declare or pay any dividends, or return any capital, to its shareholders or authorize or make any other distribution, payment or delivery of property or cash to its shareholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock now or hereafter outstanding (or any options or warrants issued by YaZhuo with respect to its capital stock), or set aside any funds for any of the foregoing purposes.

6.5  Leases. YaZhuo will not permit the aggregate payments (including without limitation, any property taxes paid as additional rent or lease payments) by YaZhuo under agreement to rent or lease any real or personal property to exceed the amount agreed by EWSI in any fiscal year of YaZhuo.

6.6  Indebtedness. YaZhuo will not contract, create, incur, assume or suffer to exist any indebtedness, except accrued expenses and current trade accounts payable incurred in the ordinary course of business, and obligations under trade letters of credit incurred by YaZhuo in the ordinary course of business, which are to be repaid in full not more than one (1) year after the date on which such indebtedness is originally incurred to finance the purchase of goods by YaZhuo.

6.7  Advances, investment and loans. YaZhuo will not lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, except that YaZhuo may acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms.

6.8 Transactions with Affiliates or Related Parties (as defined below). YaZhuo will not enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate or Related Party of YaZhuo, other than on terms and conditions substantially as favorable to YaZhuo as would be obtainable by YaZhuo at the time in a comparable arms-length transaction with a Person other than an Affiliate or Related Parties and with the prior written consent of EWSI. The term “Related Parties” shall mean the shareholders of YaZhuo and (a) each individual who is, or who has at any time been, an officer, director or executive employee of YaZhuo or any Affiliate; (b) each member of the family of the shareholders of YaZhuo and each of the individuals referred to in Item “(a)” above; and (c) any entity in which any one of the individuals referred to in Items “(a)” and “(b)” above holds or held (or in which more than one of such individuals collectively hold or held), beneficially or otherwise, a controlling interest or a material voting, proprietary or equity interest.

6.9  Capital expenditures. YaZhuo will not make any expenditure for fixed or capital assets (including without limitation, expenditures for maintenance and repairs which are capitalized in accordance with generally accepted accounting principles in the US and capitalized lease obligations) during any quarter of a fiscal year which exceeds the aggregate the amount contained in the budget as set forth in Clause 5.1.5.

6.10 Modifications to debt arrangement, agreements or articles of association. YaZhuo will not (i) make any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) any existing Indebtedness, or (ii) amend or modify, or permit the amendment or modification of, any provision of any existing Indebtedness or if any agre ement (including without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating to any of the foregoing, or (iii) amend, modify or change its articles of association or business license, or any agreement entered into by it, with respect to its capital stock, or enter into any new agreement with respect to its capital stock.

6.11 Line of business. YaZhuo will not engage (directly or indirectly) in any business other than those types of business prescribed within the business scope of YaZhuo’s business license except with the prior written consent of EWSI.

7.      REPRESENTATIONS AND WARRANTIES

7.1  Representations and Warranties of EWSI

EWSI hereby represents and warrants as follows:

7.1.1  It has the power to enter into and perform this Agreement in accordance with its constitutional documents and  business scope,  and  has  taken all  necessary  action to  obtain all  consents and approvals necessary to execute and perform this Agreement. Each transaction document has been (or upon delivery will have been) duly executed by EWSI and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of EWSI enforceable against EWSI in accordance with its terms except: (i) as limited by applicable bankruptcy, insolvency,  fraudulent transfer, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

7.1.2  The execution and performance of this Agreement by EWSI does not and will not result in any violation of enforceable or effective laws or contractual limitations.

7.1.3  Upon execution, this Agreement shall constitute the legal, valid and binding obligation of EWSI and may be enforceable in accordance therewith.

7.2       Representations and Warranties of YaZhuo

YaZhuo hereby represents and warrants as follows:

7.2.1  YaZhuo is a company duly registered and validly existing under the laws of PRC, and is authorized to enter into this Agreement.

7.2.2  YaZhuo has the power to execute and perform this Agreement in accordance with its constitutional documents and  business scope,  and  has  taken all  necessary action to  obtain all  consents and approvals necessary to execute and perform this Agreement. Each transaction document has been (or upon delivery will have been) duly executed by YaZhuo and, when delivered in accordance with the terms  hereof,  will  constitute  the  valid  and  binding  obligation of  YaZhuo  enforceable against YaZhuo   in   accordance   with   its   terms   except:   (i)   as   limited   by   applicable  bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.  Notwithstanding any other provision hereof, all references herein to accounting or financial matters shall set as a reference date, the first day of the quarter immediately preceding the date hereof.

TERM AND TERMINATION

8.1  This Agreement shall take effect on the date of its execution and shall remain in full force and effect unless terminated pursuant to Clause 8.2.

8.2  This Agreement may be terminated:

8.2.1      By EWSI giving a written notice to YaZhuo if YaZhuo has committed a material breach of this Agreement (including but not limited to the failure by YaZhuo to pay any of the Management Services Fee) and such breach, if capable of remedy, has not been so remedied within fourteen (14) days, in the case of breach of a non-financial obligation, following the receipt of such written notice;

8.2.2      By either Party giving a written notice to the other Party if the other Party becomes bankrupt or insolvent or is the subject of proceedings or arrangements for liquidation or dissolution or ceases to carry on business or becomes unable to pay its debt as they become due;

8.2.3          By either Party giving a written notice to the other Party if, for any reason the operations of EWSI are terminated;

8.2.4      By either Party giving a written notice to the other Party if circumstances arise which materially and adversely affect the performance or the objectives of this Agreement; or

8.2.5           By EWSI giving a written notice to YaZhuo at EWSI’s sole discretion, with or without reasons.

8.3  Any Party electing to terminate this Agreement pursuant to Clause 8.2 shall have no liability to the other Party for indemnity, compensation or damages arising solely from the exercise of such termination right. For avoidance of any doubt, either Party’s right to claim against the other Party for compensation for breach of this Agreement by such other Party shall not be affected. The expiration or termination of this Agreement shall not affect the continuing liability of YaZhuo to pay any Management Services Fee already accrued or due and payable to EWSI. Upon expiration or termination of this Agreement, all amounts then due and unpaid to EWSI by YaZhuo hereunder, as well as all other amounts accrued but not yet payable to EWSI by YaZhuo, shall hereby become due and payable by YaZhuo to EWSI.

9.    EWSI’S REMEDY UPON YAZHUO’S BREACH

In addition to the remedies provided elsewhere under this Agreement, EWSI shall be entitled to remedies permitted under USA laws, including without limitation, compensation for any direct and indirect losses arising from the breach and legal fees incurred to recover losses from such breach.

10.  CONFIDENTIALITY

10.1   YaZhuo agrees to use reasonable best efforts to protect and maintain the confidentiality of EWSI’s confidential information received in connection with this Agreement. YaZhuo shall not disclose, grant or transfer such confidential information to any third party. Upon termination of this Agreement, YaZhuo shall, upon EWSI’s request, return to EWSI or destroy any documents, materials or software containing any such confidential information, and shall completely delete any such confidential information from any memory devices, and shall not use or permit any third party to use such confidential information.

10.2   EWSI agrees to use reasonable best efforts to protect and maintain the confidentiality of YaZhuo’s confidential information received in connection with this Agreement. EWSI shall not disclose, grant or transfer such confidential information to any third party. Upon termination of this Agreement, EWSI shall, upon YaZhuo’s request, return to YaZhuo or destroy any documents, materials or software containing any such confidential information, and shall completely delete any such confidential information  from  any  memory  devices,  and  shall  not  use  or  permit  any  third  party  to  use  such confidential information.

10.3   Pursuant to this Agreement, the term “confidential information” shall mean any technical information or business operation information which is unknown to the public, can bring about economic benefits, has practical utility and about which a Party has adopted secret-keeping measures.

10.4   Both  Parties  agree  that  this  provision  shall  survive  notwithstanding  the  alteration,  revocation  or termination of this Agreement.

11.  AGENCY

The Parties are independent contractors, and nothing in this Agreement shall be construed to constitute either Party to be the agent, partner, legal representative, attorney or employee of the other Party for any purpose whatsoever. Neither Party shall have the power or authority to bind the other Party except as specifically set out in this Agreement.

12.  INDEMNITIES

YaZhuo shall indemnify EWSI against any loss, damage, liability or expenses suffered or incurred by EWSI as a result of or arising out of any litigation, claim or compensation request relating to the technical Management services provided by EWSI to YaZhuo under this Agreement.

13.  GOVERNING LAW AND DISPUTE RESOLUTION

13.1   Governing law. This Agreement shall be governed by, and construed in accordance with the laws of the state of Nevada US.

13.2   Arbitration. Any dispute arising from, out of or in connection with this Agreement shall be settled through amicable negotiations between the Parties and/or arbitration in accordance with this Clause 13.2. Such negotiations shall begin immediately after one Party has delivered to the other Party a written request for such negotiation. If, within ninety (90) days following the date of such notice, the dispute cannot be settled through negotiations, the dispute shall, upon the request of either Party with notice to the other Party, be submitted to arbitration by American Arbitration Association International Center for Dispute Resolution (the TAC)  The  Parties  shall  jointly  appoint  a  qualified  interpreter  for  the  arbitration  proceeding  if necessary  and  shall  be  responsible  for  sharing  in  equal  portions  the  expenses  incurred  by  such appointment. The arbitration proceeding shall take place in the US. The outcome of the arbitration shall be final and binding and enforceable upon the Parties.

13.3   Number and appointment of arbitrators. There shall be three (3) arbitrators. EWSI and YaZhuo shall each appoint one (1) arbitrator and both arbitrators shall be appointed within thirty (30) days after giving or receiving the demand for arbitration. The chairman of the TAC shall appoint the third arbitrator. If a Party does not appoint an arbitrator within thirty (30) days after giving or receiving the demand for arbitration, the relevant appointment shall be made by the chairman of the TAC.

13.4  Arbitration rules. Unless otherwise provided by the arbitration rules of TAC. The arbitration tribunal shall apply the arbitration rules of the TAC.

13.5   Cooperation and disclosure. Each Party shall cooperate with the other Party in making full disclosure o f and providing complete access to all information and documents requested by the other Party in connection with such proceedings, subject only to any confidentiality obligations binding on such Parties.

13.6   Jurisdiction. Award rendered by the arbitration may be entered into by any court having jurisdiction, or application may be made to such court for a judicial recognition of the judgment or any order of enforcement thereof.

13.7   Continuing obligations. During the period when the relevant dispute is being resolved, the Parties shall continue their implementation of the rest part of this Agreement other than the relevant dispute being resolved.

14.  ASSIGNMENT

No part of this Agreement shall be assigned or transferred by either Party without the prior written consent of the other Party. Any such assignment or transfer shall be void. EWSI, however, may assign its rights and obligations hereunder to any of its Affiliates without YaZhuo’s consent.

15.  NOTICE

Notice or other communications required to be given by any Party pursuant to this Agreement shall be written in English and delivered personally or sent by registered mail or by a recognized courier service or by facsimile transmission to the address of the relevant Party set forth below. The date when the notice is deemed to be duly served shall be determined as the follows: (a) a notice delivered personally is deemed duly served upon the delivery; (b) a notice sent by mail is deemed duly served the third (3rd) day after the date; and (c) a notice sent by facsimile transmission is deemed duly served upon the time shown on the transmission confirmation of relevant documents.

To EWSI

Address:         101 First Street #493, Los Altos, CA USA 94022
Attn:                Susan Johnson, Secretary Treasurer
Fax:                 +1 650 396 5494
Tel:                 +1 650 283 2907

To YaZhuo

Address:         Room 501, No. 360 Dong’an Road, Xuhui District, Shanghai, PRC
Attn:          Yuhui Chen
Fax:
Tel:                 +86 6052 6553

16.  MISCELLANEOUS

16.1   The failure or delay in exercising a right or remedy under this Agreement shall not constitute as a waiver of the right or remedy, and no single or partial exercise of any right or remedy under this Agreement shall prevent any further exercise of the right or remedy.

16.2   Should any clause or any part of any clause contained in this Agreement be declared invalid, illegal or unenforceable  for  any  reason  whatsoever,  all  other  clauses  or  parts  of  clauses  contained  in  this Agreement shall remain in full force and effect.

16.3   This Agreement constitutes the entire agreement between the Parties relating to the subject matter of this Agreement and supersedes all previous agreements.

16.4   No amendment or variation of this Agreement shall be valid unless it is in writing and executed by the Parties or their respective authorized representatives.

16.5   This Agreement shall be executed in two (2) originals in English, which shall be equally valid. Each Party retains one (1) original

[Left Blank Intentionally]

[Signature Page]

IN WITNESS THEREOF this Agreement is duly executed by each Party on the date first set forth above.

E-Waste Systems Inc. (“EWSI”)

/s/          Martin Nielson
Name:    Martin Nielson
Title:      CEO

Shanghai YaZhuo Jiudian Guanli (“YaZhuo”)

/s/        Yuhui Chen
Name:  Yuhui Chen
Title:    CEO and President

Signature page to Management Service Agreement